Exhibit (4)(viii)

                                    DG MID CAP FUND

Number                                                           Shares
-----                                                             -----

     Account No.           Alpha Code              See Reverse Side For
                                                    Certain Definitions






THIS IS TO CERTIFY THAT                                 is the owner of




                                                            CUSIP_____________


Fully Paid and Non-Assessable Shares of Beneficial Interest of DG MID CAP FUND of DG INVESTOR SERIES hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

         This  Certificate  is not valid  unless  countersigned  by the Transfer
Agent.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                                           DG INVESTOR SERIES
                                                 Corporate Seal
                                                     (1992)
                                                  Massachusetts



/s/    Edward C. Gonzales                                 /s/ John F. Donahue
       Treasurer                                           Chairman


                                          Countersigned: Federated Shareholder
Services Company                                                       (Boston)
                                                          Transfer Agent
                                                          By:
                              Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
               survivorship and not as tenants                  Act............
               in common                                        (State)

         Additional abbreviations may also be used though not in the above list.

         For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ------------------------------------------
----------------------------------------------------------------------------- to
transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________

                                                     NOTICE:____________________
                                                     The   signature   to   this
                                                     assignment  must correspond
                                                     with  the  name as  written
                                                     upon   the   face   of  the
                                                     certificate     in    every
                                                     particular,         without
                                                     alteration  or  enlargement
                                                     or any change whatever.


All persons dealing with DG Investor Series, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.

                                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                                              Exhibit (4)(ix)

                        DG INTERNATIONAL EQUITY FUND

Number                                                                 Shares
-----                                                                   -----

     Account No.      Alpha Code                         See Reverse Side For
                                                          Certain Definitions






THIS IS TO CERTIFY THAT                                is the owner of





                                                    CUSIP_____________


Fully Paid and Non-Assessable Shares of Beneficial Interest of DG INTERNATIONAL EQUITY FUND of DG INVESTOR SERIES hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

         This  Certificate  is not valid  unless  countersigned  by the Transfer
Agent.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                                           DG INVESTOR SERIES
                                                 Corporate Seal
                                                     (1992)
                                                  Massachusetts



/s/    Edward C. Gonzales                                   /s/ John F. Donahue
       Treasurer                                                   Chairman


                              Countersigned: Federated Shareholder
Services Company                                            (Boston)
                              Transfer Agent
                              By:
                              Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
               survivorship and not as tenants                  Act.....
               in common                                        (State)

         Additional abbreviations may also be used though not in the above list.

         For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
------------------------------------------
-----------------------------------------------------------------------------
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________

                                                     NOTICE:__________________
                                                     The   signature   to   this
                                                     assignment  must correspond
                                                     with  the  name as  written
                                                     upon   the   face   of  the
                                                     certificate     in    every
                                                     particular,         without
                                                     alteration  or  enlargement
                                                     or any change whatever.


All persons dealing with DG Investor Series, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.

                                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.